UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): June 17, 2002


                               ___________________

                           Commission File No. 0-17712

                               ___________________


                         PEGASUS AIRCRAFT PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                         State of Organization: Delaware
                   IRS Employer Identification No. 84-1099968
      Four Embarcadero Center, 35th Floor, San Francisco, California 94111
                           Telephone - (415) 434-3900








                       This document consists of 3 pages.

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Item 5.       Other Events and Regulation FD Disclosure:


Of the Partnership's original 5.5 aircraft, 2.5 remain and if the Kitty Hawk aircraft sale is consummated, the Partnership will have 1.5 aircraft. The 1.5 aircraft would consist of the parked Boeing 727 formerly at Discovery Airlines and the 50% interest in the Trust that owns the MD-81 leased to Vanguard Airlines, Inc. The General Partners will seek to dispose of the remaining aircraft as soon as practicable.

The retirement of the Partnership debt has freed cash flow for operational needs and distributions. However, with the sale of the aircraft, the off-lease status of the Boeing 727 and Vanguard's liquidity problems, rental revenue from aircraft has declined substantially. Therefore, the Partnership will not restore regular quarterly distributions, but will make distributions when there is sufficient cash after a review of current and expected future operations of the Partnership.





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




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEGASUS AIRCRAFT PARTNERS, L.P.
                                       (Registrant)
                                       By:  Air Transport Leasing, Inc.
                                            Administrative General Partner





      June 17, 2002                         By: /S/Clifford B. Wattley
    -----------------                           ----------------------
                                                Clifford B. Wattley
                                                President, Chief Financial and
                                                Accounting Officer and Director

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